MainStay VP Series Fund, Inc. Prospectus                            May 1, 2003

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                                                                               -

MAINSTAY VP SERIES FUND, INC. OFFERS THE
CASH MANAGEMENT PORTFOLIO IN THIS
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE
COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF
THESE SECURITIES OR PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

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                                                                               -

                                                              PAGE
                                                              ----
THE FUND AND THE SEPARATE ACCOUNTS..........................   A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................   A-3
     Not insured............................................   A-3
     You could lose money...................................   A-3
     More information.......................................   A-3
DESCRIPTION OF THE PORTFOLIO................................   A-4
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-6
     DERIVATIVE SECURITIES..................................   A-6
     FOREIGN SECURITIES.....................................   A-6
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-6
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-6
THE FUND AND ITS MANAGEMENT.................................   A-6
PURCHASE AND REDEMPTION OF SHARES...........................   A-8
     LIMITATIONS ON PURCHASES AND TRANSFERS.................   A-8
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-8
GENERAL INFORMATION.........................................   A-9
FINANCIAL HIGHLIGHTS........................................  A-10

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

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                                                                               -

This Prospectus describes the shares of the Cash Management Portfolio offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers nineteen separate series, each of which represents a separate portfolio of investments. One of these series, the Cash Management Portfolio (the "Portfolio"), is offered by the Fund under this Prospectus. In many respects, the Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolio are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolio in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolio and the benefits payable under a Policy.

    INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS:
AN OVERVIEW

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                                                                               -

This Prospectus discusses the Cash Management Portfolio. Under normal market conditions, the Cash Management Portfolio invests primarily in debt or fixed income securities. The Portfolio is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM has retained a sub-adviser for the Portfolio.

NOT INSURED
An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in the Portfolio, you should understand that you could lose money.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of the Portfolio offered in this Prospectus. Please review it carefully.

                          DESCRIPTION OF THE PORTFOLIO

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                                                                               -

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Sub-Adviser. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is NOT INSURED OR GUARANTEED by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include DERIVATIVES such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Sub-Adviser is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

      CASH MANAGEMENT PORTFOLIO         QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 3/00      1.56%
Lowest Return/Worst Quarter                 4/02      0.27%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                     SINCE
                            1 YEAR   5 YEARS   INCEPTION 1/29/93
Cash Management Portfolio    1.36%    4.24%          4.36%
Lipper Money Market Funds
  Index*                     1.32%    4.17%          4.30%
iMoneyNet First Tier
  Retail Fund Average**      1.11%    4.00%          4.17%

 * The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

** The iMoneyNet First Tier Retail Fund Average includes only non-government retail funds that also are not holding any Second Tier securities. Portfolio holdings of First Tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset backed commercial paper.

[CASH MANAGEMENT PORTFOLIO BAR CHART]

94                                                                               3.82
95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.25%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.30%
Total Portfolio Operating Expenses    0.55%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $56                $176             $307             $689

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about the Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to the Portfolio. Additional information about the investment practices of the Portfolio and risks pertinent to these practices is included in the Fund's Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index. If the Manager or Sub-Adviser is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

FOREIGN SECURITIES

Foreign investments could be more difficult to sell than U.S. investments. They also may subject the Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Sub-Adviser's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, the Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

                          THE FUND AND ITS MANAGEMENT

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                                                                               -

The Board of Directors supervises the business affairs and investments of the Portfolio, which are managed on a daily basis by the Portfolio's Sub-Adviser.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to the Portfolio. NYLIM was formed as an independently managed wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2002, NYLIM and its affiliates managed approximately $157 billion in assets.

In conformity with the stated policies of the Portfolio, NYLIM administers the Portfolio's business affairs and manages the investment operations of the Portfolio and the composition of the portfolio of the Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to an Investment Advisory Agreement. NYLIM, with the approval of the Board of Directors, may select and employ Sub-Advisers and, if it does so, NYLIM monitors the Sub-Advisers' investment programs and results, and coordinates the investment activities of the Sub-Advisers to help ensure compliance with regulatory restrictions. The Sub-Advisers, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of the Portfolio's Sub-Adviser. The Sub-Advisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Sub-Adviser would no longer manage the Portfolio. NYLIM retains a Sub-Adviser for the Portfolio as described below.

NYLIM also provides administrative services to the Portfolio. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio excluding those maintained by the Portfolio's Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Sub-Adviser. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolio, and all the operational expenses that are not the responsibility of the Portfolio, including the fees paid to the Sub-Adviser. These administrative services are provided to the Portfolio pursuant to a separate Administration Agreement.

The Portfolio pays separate fees for advisory and administrative services. For the fiscal year ended December 31, 2002, the Fund, on behalf of the Portfolio, paid NYLIM an aggregate fee for investment advisory services performed at an annual rate of 0.25% of the average daily net assets of the Portfolio.

The Portfolio also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of the Portfolio.

From time to time, NYLIM may make payments to NYLIAC for providing a variety of recordkeeping, administrative, marketing and/or shareholder support services. These payments will be paid from NYLIM's resources, and not from the assets of the Fund.

NYLIM has retained a Sub-Adviser for the Portfolio. The Sub-Adviser, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Sub-Adviser is paid a monthly fee by NYLIM, not the Portfolio. (See the SAI for the breakdown of fees.)

SUB-ADVISER. The Sub-Adviser is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the Portfolio. NYLIM recommends Sub-Advisers to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Sub-Adviser's skill in managing assets using specific investment styles and strategies.

The Sub-Adviser has discretion to purchase and sell securities for the assets of the Portfolio in accordance with the Portfolio's investment objectives, policies and restrictions. Although the Sub-Adviser is subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Sub-Adviser to the Cash Management Portfolio. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company. MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2002, MacKay Shields managed approximately $29.7 billion in assets.

     PORTFOLIO MANAGER -- BIOGRAPHY

PORTFOLIO MANAGER:

CASH MANAGEMENT PORTFOLIO -- Claude Athaide

BIOGRAPHY:

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over 5 years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

                       PURCHASE AND REDEMPTION OF SHARES

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                                                                               -

Shares in the Portfolio are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.

The Fund determines the NAV per share of the Portfolio on each day the New York Stock Exchange is open for trading. NAV per share is calculated as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for purchases and redemptions of the Portfolio by dividing the value (based on the amortized cost method) of total assets attributable to the Portfolio, less liabilities, attributable to the Portfolio by the total number of shares of the Portfolio that are issued and outstanding.

LIMITATIONS ON PURCHASES AND TRANSFERS.

- THE FUND MAY BAR EXCESSIVE TRADERS.

Short-term or excessive trading into and out of the Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. When large dollar amounts are involved, short-term or excessive trading can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash the Portfolio will have to invest. The Portfolio is not designed for short-term or excessive trading, or for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Accordingly, the Fund may reject any purchase or transfer orders at any time. In particular, the Fund may reject or cancel any order or part thereof from market timers or investors who, in the opinion of NYLIM or the Sub-Adviser, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Portfolio. For these purposes, NYLIM or the Sub-Adviser may consider an investor's trading history in the Portfolio or other Portfolios, and accounts under common ownership or control. Investors will be notified by telephone or by mail if an order is rejected or canceled.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

The Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of the Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. The Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolio may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolio's assets.

     PERFORMANCE AND YIELD INFORMATION

From time to time, the Fund may advertise yields and total returns for the Portfolio. In addition, the Fund may advertise the effective yield of the Portfolio. These figures will be based on historical information and are not intended to indicate future performance. Information on the calculation of performance data is included in the SAI.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                             CASH MANAGEMENT PORTFOLIO
                                                        --------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------------------------
                                                          2002          2001            2000            1999          1998
                                                        --------      --------        --------        --------      --------
NET ASSET VALUE AT BEGINNING OF YEAR..............      $   1.00      $   1.00        $   1.00        $   1.00      $   1.00
                                                        --------      --------        --------        --------      --------
Net investment income.............................          0.01          0.04            0.06            0.05          0.05
Net realized gain on investments..................          0.00(a)       0.00(a)           --            0.00(a)       0.00(a)
                                                        --------      --------        --------        --------      --------
Total from investment operations..................          0.01          0.04            0.06            0.05          0.05
                                                        --------      --------        --------        --------      --------
Less dividends and distributions:
 From net investment income.......................         (0.01)        (0.04)          (0.06)          (0.05)        (0.05)
 From net realized gain on investments............         (0.00)(a)     (0.00)(a)          --           (0.00)(a)     (0.00)(a)
                                                        --------      --------        --------        --------      --------
Total dividends and distributions.................         (0.01)        (0.04)          (0.06)          (0.05)        (0.05)
                                                        --------      --------        --------        --------      --------
NET ASSET VALUE AT END OF YEAR....................      $   1.00      $   1.00        $   1.00        $   1.00      $   1.00
                                                        ========      ========        ========        ========      ========
Total investment return#..........................          1.36%         3.84%           6.06%           4.84%         5.18%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Net investment income............................          1.33%         3.57%           5.87%           4.79%         5.05%
 Expenses.........................................          0.55%         0.54%           0.52%           0.51%         0.54%
Net assets at end of year (in 000's)..............      $518,348      $481,171        $305,915        $454,470      $231,552

------------
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.
(a)  Less than one cent per share.

MORE INFORMATION ABOUT THE PORTFOLIO IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolio. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolio's investments and include discussions of market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolio (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolio are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUB-ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833